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                                                                    EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

        In connection with the Quarterly Report (the "report") of Stellar Technologies, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on or about the date hereof, Richard A. Schmidt, Chief Executive Officer of the Company, and John Baker, Chief Financial Officer of the Company, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that to his knowledge:

        (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /s/ Richard A. Schmidt
                                                      --------------------------
                                                      Richard A. Schmidt
                                                      Chief Executive Officer

                                                      /s/ John Baker
                                                      --------------------------
                                                      John Baker
                                                      Chief Financial Officer

Date:  November 14, 2005